September 30, 2022

SUMMARY PROSPECTUS

SIIT Dynamic Asset Allocation Fund (SDLAX)

Class A

Before you invest, you may want to review the Fund's Prospectus, which contains information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Fund's Statement of Additional Information and annual and semi-annual reports, online at seic.com/fundprospectuses. You can also get this information at no cost by dialing 1-800-DIAL-SEI. The Fund's Prospectus and Statement of Additional Information, dated September 30, 2022, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Paper copies of the Fund's shareholder reports are no longer sent by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Fund's website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

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SEI / SUMMARY PROSPECTUS

Investment Goal

Long-term total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees (of the Fund and Subsidiary)
Management Fees of the Fund	0.60%
Management Fees of the Subsidiary	None
Total Management Fees		0.60%
Distribution (12b-1) Fees		None
Other Expenses (of the Fund and Subsidiary)
Other Expenses of the Fund	0.07%
Other Expenses of the Subsidiary	None
Total Annual Fund Operating Expenses		0.67%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Dynamic Asset Allocation Fund — Class A Shares	$68	$214	$373	$835

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs a dynamic investment strategy seeking to achieve, over time, a total return in excess of the broad U.S. equity market by selecting investments from among a broad range of asset classes or market exposures based upon SEI Investments Management Corporation's (SIMC or the Adviser) expectations of risk and return. Asset classes or market exposures in which the Fund may invest include U.S. and foreign equities and bonds, currencies, and investment exposures to various market characteristics such as interest rates or volatility. One or more of the Fund's sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) selects the Fund's securities under the general supervision of SIMC, the Fund's adviser. Assets of the Fund not allocated to the Sub-Adviser are managed directly by SIMC.

The asset classes and market exposures used and the Fund's allocations among them are determined based on SIMC's views of fundamental, technical or valuation measures and may be dynamically adjusted (i.e. actively adjusted over long or short periods of time). The Fund may at any particular point in time be diversified across many exposures or concentrated in a limited number of exposures, including, possibly, a single asset class or market exposure.

Although the Fund will seek to achieve excess total return through its dynamic investment selection, it will also normally maintain, as a primary component of its strategy, passive exposure to the large capitalization U.S. equity market. To the extent that the Fund is not dynamically invested in other asset classes or market exposures, the Fund's assets will generally be passively invested in a portfolio of securities designed to track, before fees and expenses, the performance of the large capitalization U.S. equity market.

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The Fund may obtain asset class or market exposures by investing directly (e.g., in equity and fixed income securities and other instruments) or indirectly (e.g., through the use of other pooled investment vehicles (including a wholly-owned subsidiary) and/or derivative instruments, principally futures contracts, forward contracts, options and swaps). The particular types of securities and other instruments in which the Fund may invest are further described below. The Fund may invest in particular securities or instruments that are not specifically listed below, but which have similar characteristics or represent similar exposures as those described below.

Equity Securities. The Fund may invest in equity securities, including common stocks, preferred stocks, convertible securities, warrants (including equity-linked warrants) and depositary receipts of U.S. and non-U.S. issuers (including emerging markets) of various market capitalizations and industries.

Fixed Income Securities. The Fund may invest in fixed income securities that are investment or non-investment grade (also known as "junk bonds"), U.S.- or foreign-issued (including emerging markets), and corporate- or government-issued. The Fund's fixed income investments may include asset-backed securities, mortgage-backed securities, collateralized debt obligations (CDOs) and collateralized loan obligations (CLOs), corporate bonds and debentures, commercial paper, exchange traded notes (ETNs), money market instruments, mortgage dollar rolls, repurchase and reverse repurchase agreements, when issued/delayed delivery securities, zero coupon bonds, structured notes, construction loans, obligations of foreign governments, and obligations of either supranational entities issued or guaranteed by certain banks and entities organized to restructure the outstanding debt of such issuers.

The Fund's fixed income investments may also include U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government (including obligations not guaranteed by the U.S. Treasury), such as obligations issued by U.S. Government sponsored entities, and Treasury Inflation Protected Securities (TIPS) and other inflation-linked debt securities of both U.S. and non-U.S. governments and corporations.

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade floating rate instruments, in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

The Fund may invest in fixed, variable and floating rate fixed income instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions.

Other Instruments. The Fund may also invest in real estate investment trusts (REITs) and securities issued by U.S. and non-U.S. real estate companies.

Pooled Investment Vehicles. In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, including open-end funds, money market funds, closed-end funds and exchange-traded funds (ETFs), to obtain the Fund's desired exposure to a particular asset class.

Derivative and Commodity Instruments. The Fund may also purchase or sell futures contracts, forward contracts and swaps (including total return swaps, swaptions, caps, floors or collars) for return enhancement or hedging purposes or to obtain the Fund's desired exposure to a particular asset class or market exposure. Futures contracts, forward contracts and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's exposure to the risk of particular types of securities or market segments. The Fund may purchase or sell futures contracts (and options on futures contracts) on U.S. Government securities for return enhancement and hedging purposes. The Fund may purchase and sell forward contracts on currencies or securities for return enhancement and hedging purposes. Interest rate swaps are further used to manage the Fund's yield spread sensitivity.

Swaps may be used for return enhancement or hedging purposes. Securities index and single-security swaps may be used to manage the inflation-adjusted return of the Fund or to more efficiently gain exposure to a particular security or basket of securities. Total return swaps are used to seek to enhance the Fund's investment return. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. The Fund may also, to a lesser extent, purchase or sell put or call options on securities, indexes or currencies for return enhancement or hedging purposes or to obtain the Fund's desired exposure to a particular asset class or market exposure.

A portion of the Fund's assets may also be invested in commodity-linked securities to provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Commodity-linked securities include marketable securities issued by companies that own or invest in commodities or commodities contracts, equity and debt securities of issuers in commodity-related industries, ETFs or other exchange-traded products that are tied to the performance of a commodity or

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commodity index, or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indexes.

The Fund may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (Subsidiary). The Subsidiary, unlike the Fund, may invest to a significant extent in commodities, commodity contracts, commodity investments and derivative instruments. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by SIMC.

Currency Exposure. The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. SIMC or the Sub-Adviser(s) may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, SIMC or the Sub-Adviser(s) may buy and sell currencies (i.e., take long or short positions) using futures, options and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure from foreign securities, SIMC or the Sub-Adviser(s) may buy and sell currencies for hedging or for speculative purposes.

Short Sales. The Sub-Adviser(s) may engage in short sales in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When a Sub-Adviser sells securities short, it may invest the proceeds from the short sales in an attempt to enhance returns. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

The goal of the Fund is to serve as a dynamic overlay to broader strategic allocations. This Fund is intended to be used by shareholders seeking to add a dynamic component to their broader overall investment strategy. An investment in the Fund should not constitute a shareholder's complete investment program. This Fund will represent the active investment views of SIMC.

Principal Risks

Equity Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Large Capitalization Risk — If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Leverage Risk — The Fund's use of derivatives and repurchase agreements (which effectively constitute a form of borrowing) may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of

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leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Derivatives Risk — The Fund's use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and leverage risk are described above, and liquidity risk is described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of OTC forwards, options and swaps is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Inflation Protected Securities — The value of investments in inflation protected securities, including TIPS, will generally fluctuate in response to changes in "real" interest rates. Real interest rates represent nominal interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increases when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and, consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of TIPS. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. These risks may be increased in foreign and emerging markets.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue

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the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Repurchase Agreements and Reverse Repurchase Agreements Risk — In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's yield.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Fund's share price. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate. Risks commonly associated with the direst ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs are subject to the risks associated with the direct ownership of real estate, which are discussed above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore,

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small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Tax Risk — The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which invests in commodity investments and derivative instruments. The Fund's investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code) for qualification as a regulated investment company (RIC). To the extent the Fund invests in such instruments directly, it will seek to restrict the resulting income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income requirement, or may not be able to accurately predict the non-qualifying income from these investments. Accordingly, the extent to which the Fund invests in commodities or commodity-linked derivative instruments directly may be limited by the requirements of Subchapter M of the Code, which the Fund must continue to satisfy to maintain its status as a RIC. Failure to comply with such requirements could have significant negative consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income requirement, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund's returns. See the "Taxes" section of the SAI for additional information.

Investment Company Risk — When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund's share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment in the Subsidiary Risk — The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the 1940 Act), and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Commodity Investments and Derivatives Risk — Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

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Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Collateralized Debt Obligations and Collateralized Loan Obligations Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or "tranches" that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO's or CLO's expenses.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

LIBOR Replacement Risk — The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (LIBOR) rates and will do so for the remaining LIBOR rates immediately after June 30, 2023. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SEI / SUMMARY PROSPECTUS

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years, and by showing how the Fund's average annual returns for 1, 5 and 10 years and since the Fund's inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 21.14% (6/30/20) Worst Quarter: -19.08% (3/31/20) The Fund's total return from January 1, 2022 to June 30, 2022 was -17.55%.

Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Dynamic Asset Allocation Fund	1 Year	5 Years	10 Years	Since Inception (7/30/2010)
Return Before Taxes	31.58%	17.51%	16.49%	15.33%
Return After Taxes on Distributions	25.51%	14.71%	14.27%	13.26%
Return After Taxes on Distributions and Sale of Fund Shares	20.87%	13.41%	13.09%	12.21%
S&P 500 Index Return (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%	15.97%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Timothy J. Sauermelch, CFA	Since 2022	Portfolio Manager
James Smigiel	Since 2012	Portfolio Manager
James Solloway, CFA	Since 2012	Portfolio Manager
Steven Treftz, CFA	Since 2017	Portfolio Manager

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
SSGA Funds Management, Inc.	Charles McGinn Tyhesha Harrington	Since 2012 Since 2020	Vice President, Senior Portfolio Manager in the Investment Solutions Group Vice President, Senior Portfolio Manager in the Investment Solutions Group

SEI / SUMMARY PROSPECTUS

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements for Class A Shares are: (a) that you must be an Eligible Investor (i.e., institutions or other SIMC advisory clients that have entered into an investment management agreement with SIMC or institutional investors, employee benefit plans and other similar entities purchasing through approved intermediaries); and (b) that your minimum initial investment must be $100,000, with minimum subsequent investments of $1,000, which may be waived at the discretion of SIMC. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Fund's transfer agent (the Transfer Agent) or the Fund's authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Fund are generally taxable and will be taxed as qualified dividend income, ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary, such as a bank, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.